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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 27, 2006

                      AMERICAN ELECTRIC POWER COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                  1-3525                                  13-4922640
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         (Commission File Number)              (IRS Employer Identification No.)

     1 Riverside Plaza, Columbus, OH                        43215
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 (Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of American Electric Power Company, Inc.'s financial results for the period ending June 30, 2006.

Item 9.01.  Financial Statements and Exhibits

       (d)  Exhibits

            Exhibit 99.1   Press Release dated July 27, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AMERICAN ELECTRIC POWER COMPANY, INC.


                                           By:    /s/ Thomas G. Berkemeyer
                                                  ------------------------------
                                           Name:  Thomas G. Berkemeyer
                                           Title: Assistant Secretary

July 27, 2006

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release dated July 27, 2006